American Century Quantitative Equity Funds, Inc. Statement of Additional Information Supplement

Supplement dated January 17, 2018 ■ Statement of Additional Information dated November 1, 2017

The following replaces the AC Alternatives Equity Market Neutral section on page 5 of the statement of additional information:
AC Alternatives Equity Market Neutral
Over time, AC Alternatives Equity Market Neutral aims to achieve its returns with reduced volatility and reduced market correlation as compared to a traditional equity fund that holds only long positions. A traditional equity fund is fully exposed to the equity market and thus bears the full market risk of its investments. AC Alternatives Equity Market Neutral, however, seeks to reduce its exposure to market movements by combining a short portfolio (being in a position to profit when securities prices go down) with a long portfolio (being in a position to profit when securities prices go up). Reduced exposure to the equity market using this strategy should contribute to lower overall volatility of the fund’s returns. In addition, the fund’s variation in returns should be somewhat different from a traditional equity fund. Traditional equity funds normally produce positive returns in bull markets and negative returns in bear markets, making them correlated with the overall market. A primary goal of AC Alternatives Equity Market Neutral is to provide positive returns independent of equity market conditions. The portfolio managers will maintain long positions in stocks that they identify as the most attractive and maintain short positions in the stocks they identify as the least attractive.

The following replaces the tenth paragraph under the Foreign Securities subsection on pages 12 and 13 of the statement of additional information:
Emerging Markets Risk. AC Alternatives Equity Market Neutral, Global Gold, International Core Equity, Multi-Asset Real Return and Utilities may invest a minority portion of their holdings in securities of issuers located in emerging markets (developing) countries. The funds consider “emerging markets (developing) countries” to include all countries that are not considered by the advisor to be developed countries, which are listed on page 12.

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